                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)

                               NOVEMBER 27, 1996

                        HCC INSURANCE HOLDINGS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

STATE OR OTHER                      COMMISSION                    IRS EMPLOYER
JURISDICTION                        FILE NUMBER:                  IDENTIFICATION
OF INCORPORATION:                                                 NUMBER:

DELAWARE                              0-20766                     NO. 76-0336636

                            13403 NORTHWEST FREEWAY
                           HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300

                      ------------------------------------

ITEM 5. OTHER EVENTS.

        On November 27, 1996 HHC Insurance Holdings, Inc. ("HCCH") completed the acquisition of all the outstanding shares of North American Special
Risk Associates, Inc. ("NASRA") in exchange for 1,136,400 shares of HCCH's Common Stock. In addition, HCCH paid $1,742,816 in cash to one dissenting shareholder. NASRA's principle shareholder, George A. Mellon, will remain President of NASRA.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HCC INSURANCE HOLDINGS, INC.

                                              ---------------------------------
                                              (Registrant)


                                              /s/ Frank J. Bramanti
                                              ---------------------------------
                                              Frank J. Bramanti
Dated: December 11, 1996                               Executive Vice President,
                                                       Chief Financial Officer
                                                       and Secretary